UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION


                 Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
   [x] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12



                              GALLERY OF HISTORY, INC.
   ------------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)



   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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           pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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       statement number, or the Form or Schedule and the date of its filing.
   (1)     Amount Previously Paid:
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                              GALLERY OF HISTORY, INC.
                              3601 West Sahara Avenue
                                  Promenade Suite
                           Las Vegas, Nevada  89102-5822
                 _______________________________________________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                _______________________________________________

TO THE STOCKHOLDERS OF
GALLERY OF HISTORY, INC.:

 	The Special Meeting of Stockholders of the Gallery of History, Inc. (the "Company") will be held at the Company's offices, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822 on January 20, 2006 at 9:00 a.m. local time for the following purposes:

	1.	To approve and authorize the amendment of the Company's
                Articles of Incorporation to authorize the issuance of up to 4,000,000 shares of preferred stock, par value $0.0005, of the Company, as designated by the Board of Directors from time to time;

	2.	To approve and authorize the issuance of 1,615,861 shares of
                Series A Preferred Stock, par value $0.0005, with an aggregate liquidation preference of $3,231,772 and with such other terms and preferential rights designated in the Certificate of Designation attached hereto as Attachment B, to Todd M. Axelrod, the President and Chairman of the Board of Directors of the Company and a stockholder of the Company, in consideration for cancellation of $3,231,772 million in aggregate principal amount of indebtedness of the Company owed to Mr. Axelrod; and

        3. To transact such other business as may properly come before the meeting and any adjournment thereof.

	All of the above matters are more fully described in the accompanying Proxy Statement.

        Stockholders of Common Stock of the Company of record at the close of business on December 14, 2005 will be entitled to vote at the meeting or any adjournment thereof.

					By order of the Board of Directors,


					TODD M. AXELROD,
					Chairman of the Board
December 20, 2005

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.




                              GALLERY OF HISTORY, INC.
                              3601 West Sahara Avenue
                                  Promenade Suite
                           Las Vegas, Nevada  89102-5822
                                 _________________

                                  PROXY STATEMENT
                                 _________________

	The Board of Directors presents this Proxy Statement to all stockholders and solicits their proxies for the Special Meeting of Stockholders to be held January 20, 2006 and any adjournment thereof (the "Meeting"). The purposes for which the Meeting is to be held are set forth in the Notice of Meeting on the preceding page.

        A majority of the outstanding shares of common stock, represented at the Meeting in person or by proxy, will constitute a quorum. A broker non-vote or a properly executed proxy marked "abstain" will be counted for the determination as to whether a quorum is present.

	All proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the approval and authorization of the amendment to the Articles of Incorporation of the Company and the issuance of an aggregate of 1,615,861 shares of Series A Preferred Stock to Todd M. Axelrod. The Board of Directors does not know of any other matters that may be brought before the Meeting. In the event that any other matter should come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Meeting at any time prior to the voting thereof. Approval and authorization of the amendment to the Articles of Incorporation will require vote "for" such amendment by a majority of the shares of common stock of the Company outstanding as of December 14, 2005. A properly executed proxy marked "abstain" or a broker non-vote on the proposal to approve the amendment to the Articles of Incorporation will have the effect of a negative vote on the
proposal.   Approval and authorization of the issuance of the Series A
Preferred Stock to Mr. Axelrod in consideration for cancellation of certain outstanding indebtedness will require vote "for" such issuance by both (i) a majority of the shares of common stock of the Company properly voted and
(ii) a majority of such shares of common stock of the Company not otherwise
beneficially owned by Mr. Axelrod.   A properly executed proxy marked
"abstain" or a broker non-vote on the proposal to approve the issuance of Series A Preferred Stock to Mr. Axelrod will have no effect on the outcome of the proposal. The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of election appointed by the Company. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails, such mailing to take place on or about December 20, 2005.

        There were 5,625,984 shares, including 1,313,870 shares not beneficially owned by Mr. Axelrod, of common stock of the Company outstanding as of December 14, 2005. The common stock of the Company is the only class of securities of the Company entitled to vote. Each share has one vote. Only stockholders of record as of the close of business on December 14, 2005 will be entitled to vote. A list of stockholders entitled to vote at the Meeting will be available at the Company's office, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada, for a period of ten days prior to the meeting for examination by any stockholder.




          PROPOSAL NO. 1:  AMENDMENT TO THE ARTICLES OF INCORPORATION

	The Board of Directors has unanimously adopted, subject to stockholder approval, a Certificate of Amendment to the Company's Articles of Incorporation, attached as Appendix A (the "Certificate of Amendment"), to authorize 4,000,000 shares of preferred stock, par value $0.0005, with such series, rights, preferences, privileges and restrictions as may be designated
from time to time by our Board of Directors ("Proposal No. 1").   The Company's
Articles of Incorporation currently does not authorize any preferred stock of the Company.

        Our Articles of Incorporation also authorizes 20,000,000 shares of common stock, par value $0.0005 per share, of which 5,625,984 have been issued
and remain outstanding as of December 14, 2005.   The proposed amendment would
not change the number of authorized shares of the Company's common stock.

        If this Proposal No. 1 to amend the Company's Articles of Incorporation to authorize 4,000,000 number of shares of preferred stock, par value $0.0005, as designated from time to time by the Board of Directors, is approved by the stockholders, such amendment will become effective when we file the Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. However, unless both Proposal No. 1 and Proposal No. 2 (as defined below) are approved and adopted by the necessary number of votes "for" each of such proposals, the Company will not file the Certificate of Amendment with the Secretary of State of the State of Nevada. Approval and authorization of Proposal No. 1 will require vote "for" such amendment by a majority of the shares of common stock of the Company outstanding as of December 14, 2005.


        Purpose of the Amendment
        ------------------------
        As of the date of this proxy statement, the Company's common stock is listed on The Nasdaq SmallCap Market, with such listing providing a public market in which outstanding shares of such common stock may be purchased and sold. On August 18, 2005, the Company received notification from The Nasdaq Stock Market ("Nasdaq") informing the Company that the Company's eligibility for continued listing of its common stock on the Nasdaq SmallCap Market was being reviewed by Nasdaq (the "Notification"). Pursuant to NASD Marketplace Rule 4310(c)(2)(B), in order for a company to continue to be qualified for listing on The Nasdaq SmallCap Market, such company is required to (i) maintain a minimum of $2,500,000 in stockholders' equity, (ii) maintain a minimum of $25,000,000 market value of listed securities or (iii) have realized a minimum of $500,000 in net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. As of the quarter ended June 30, 2005, the Company's stockholders' equity was $2,361,681. In addition, as of August 1, 2005, the market value of the Company's common stock listed on The Nasdaq SmallCap Market was $9,675,000. Furthermore, the Company reported net losses from continuing operations during each of the last three completed fiscal years.

        In response to the Notification, the Company submitted to Nasdaq a Continued Listing Requirement Compliance Plan on September 7, 2005 (the "Response") under which (i) Todd M. Axelrod proposed to waive $564,000 in accrued but unpaid salary payable by the Company to Mr. Axelrod (which waiver resulted in an increase in the Company's stockholders' equity by $564,000),
(ii) Pamela Axelrod proposed to waive $140,000 in accrued but unpaid salary payable by the Company to Mrs. Axelrod (which waiver resulted in an additional increase in the Company's stockholders' equity by $140,000), and (iii) the Company and Mr. Axelrod have agreed to cancel $3,231,722 ("Debt Cancellation") in loans previously made by Mr. Axelrod to the Company, subject to stockholder approval, in consideration for the issuance of 1,615,861 shares of Series A Preferred Stock of the Company with an aggregate liquidation preference of $3,231,722 ("Stock Issuance") (which Debt Cancellation in consideration for Stock Issuance would result in an additional increase in the Company's stockholders' equity by $3,231,722). See "Proposal No. 2: Stock Issuance in Consideration for Debt Cancellation" for more information on the Debt Cancellation and the Stock Issuance, including the proposed preferences, privileges and restrictions pertaining to such Series A Preferred Stock. On October 11, 2005, Nasdaq approved the Response, and both Mr. and Mrs. Axelrod waived the accrued salaries noted above. Following the waiver of such accrued salaries, the Company's stockholders' equity was $2,879,200. Because the Company's operations generate net losses and negative cash flow, the Company's stockholders' equity is expected once again to fall below the minimum requirement under NASD Market Place Rule within approximately five (5) months unless the Debt Cancellation is effectuated in consideration for the Stock Issuance. However, in the event that both Proposal No. 1 and Proposal No. 2 are approved, and the Debt Cancellation is effectuated, the Company's stockholders' equity would be in excess of $5,800,000, significantly above the $2,500,000 minimum requirement.

        Because the Company's ability to consummate the Stock Issuance to effectuate the Debt Cancellation is dependent on the approval of both Proposal No. 1 and Proposal No. 2 from the stockholders of the Company, failure to obtain such approvals will result in the Debt Cancellation not being consummated and may result in the shares of common stock of the Company becoming delisted from the Nasdaq SmallCap Market. In the event of such delisting, there will be no public market for the shares of common stock of the Company, and the liquidity of the outstanding shares of common stock of the Company would be adversely affected.

        In the event that both Proposal No. 1 and Proposal No. 2 are approved and following the subsequent designation and issuance of 1,615,861 shares of Series A Preferred Stock in the Stock Issuance, there will be 2,384,139 shares of preferred stock authorized under our Articles of Incorporation that would remain undesignated and unissued. We believe that it is advisable and in the best interests of the stockholders to have available additional unissued shares of preferred stock authorized. The Company currently does not have any specific plans to designate or issue such additional 2,384,139 shares of preferred stock. However, such shares will provide additional flexibility to use the Company's capital stock for business and financial purposes in the future. The additional shares may be used for various purposes, including raising capital, expanding the Company's business or product lines through acquisition of other businesses or products, or reducing the Company's debt liability.

        Although the Series A Preferred Stock will not have any voting rights, because such Preferred Stock will be convertible into shares of common stock of the Company, the authorization of the preferred stock and the issuance of the Series A Preferred Stock could have a dilutive effect on earnings per share and could dilute a stockholders' percentage voting power in the Company. See "Proposal No. 2: Stock Issuance in Consideration for Debt Cancellation." Furthermore, although an increase in the authorized shares of our capital stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed increase is not in response to any effort by any person or group to accumulate the Company's stock or to obtain control of the Company by any means. In addition, the proposal is not part of any current plan by the Board of Directors to recommend or implement a series of anti-takeover measures or any other corporate transactions.


        Votes Necessary for Approval
        ----------------------------
        A majority of the shares of common stock outstanding as of December 14, 2005 voting "for" Proposal No. 1 will be required for approval and adoption of Proposal No. 1. Mr. Axelrod, who beneficially owns the number of shares necessary for approval and adoption of Proposal No. 1, intends to vote "for" Proposal No. 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE 4,000,000 SHARES OF PREFERRED STOCK OF THE COMPANY.





    PROPOSAL NO. 2:  STOCK ISSUANCE IN CONSIDERATION FOR DEBT CANCELLATION

	In connection with the Notification and as provided in our Response to Nasdaq, the Board of Directors has unanimously approved, subject to stockholder approval, (i) the Stock Issuance to Mr. Axelrod in consideration for the Debt Consideration, including the rights, preferences, privileges and restrictions corresponding to the Series A Preferred Stock, as set forth in the Certificate of Designation, attached hereto as Appendix B, and (ii) the issuance of shares of common stock upon conversion, if any, of such Series A Preferred Stock.

        If this Proposal No. 2 to (i) consummate the Stock Issuance with Todd
M. Axelrod, in consideration for the Debt Cancellation and (ii) issue shares of common stock upon conversion, if any, of Series A Preferred Stock issued in the Stock Issuance, and Proposal No. 1 are approved by the stockholders, the Company will file the Certificate of Designation with the Secretary of State of the State of Nevada. Adoption of Proposal No. 2 will be an approval and adoption of the Stock Issuance for the Debt Cancellation and the issuance of shares of common stock issuable upon conversion of the Series A Preferred Stock. Approval and authorization of Proposal No. 2 will require vote "for" such amendment by a majority of the shares of common stock of the Company properly voting at the Meeting, including a majority of such shares not otherwise beneficially owned by Mr. Axelrod.


        Purpose of Stock Issuance in Consideration for Debt Cancellation
        ----------------------------------------------------------------
        As of the date of this proxy statement, the Company's common stock is listed on The Nasdaq SmallCap Market, with such listing providing a public market in which outstanding shares of such common stock may be purchased and sold. On August 18, 2005, the Company received the Notification from Nasdaq. Pursuant to NASD Marketplace Rule 4310(c)(2)(B), in order for a company to continue to be qualified for listing on The Nasdaq SmallCap Market, such company is required to maintain a minimum of $2,500,000 in stockholders' equity, maintain a minimum of $25,000,000 market value of listed securities or have realized a minimum of $500,000 in net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. As of the quarter ended June 30, 2005, the Company's stockholders' equity was $2,361,681. In addition, as of August 1, 2005, the market value of the Company's common stock listed on The Nasdaq SmallCap
Market was $9,675,000. Furthermore, the Company reported net losses from continuing operations during each of the last three completed fiscal years.

        In response to the Notification, the Company submitted to Nasdaq a Continued Listing Requirement Compliance Plan on September 7, 2005 under which
(i) Todd M. Axelrod proposed to waive $564,000 in accrued but unpaid salary payable by the Company to Mr. Axelrod (which waiver resulted in an increase in the Company's stockholders' equity by $564,000) ("Mr. Axelrod Salary Waiver"),
(ii) Pamela Axelrod proposed to waive $140,000 in accrued but unpaid salary payable by the Company to Mrs. Axelrod (which waiver resulted in an additional increase in the Company's stockholders' equity by $140,000) ("Mrs. Axelrod Salary Waiver"), and (iii) the Company and Mr. Axelrod have agreed to cancel $3,231,722 in loans previously made by Mr. Axelrod to the Company to fund the Company's operations in consideration for the issuance of 1,615,861 shares of Series A Preferred Stock of the Company (which Debt Cancellation in consideration for Stock Issuance would result in an additional increase in the Company's stockholders'equity by $3,231,722). On October 11, 2005, Nasdaq approved the Response, and both Mr. and Mrs. Axelrod waived the accrued salaries noted above. Following the waiver of such accrued salaries, the Company's stockholders' equity was $2,879,200. Because the Company's operations generate net losses and negative cash flow, the Company's stockholders' equity is expected once again to fall below the minimum requirement under NASD Market Place Rule within approximately five (5) months unless the Debt Cancellation is effectuated in consideration for the Stock Issuance. However, in the event that both Proposal No. 1 and Proposal No. 2 are approved, and the Debt Cancellation is effectuated, the Company's stockholders' equity would be in excess of $5,800,000, significantly above the $2,500,000 minimum requirement.

        Because the Company's ability to consummate the Stock Issuance to effectuate the Debt Cancellation is dependent on the approval of both Proposal No. 1 and Proposal No. 2 from the stockholders of the Company, failure to obtain such approvals will result in the Debt Cancellation not being consummated and may result in the shares of common stock of the Company becoming delisted from the Nasdaq SmallCap Market. In the event of such delisting, there will be no public market for the shares of common stock of the Company, and the liquidity of the outstanding shares of common stock of the Company would be adversely affected.


        Debt Cancellation
        -----------------
        The Company has borrowed funds from Mr. Axelrod, who is the President and Chairman, and a stockholder, of the Company, necessary to finance the operations of the Company ("Borrowed Funds") since the operations of the Company was generating net losses and negative cash flow. As of August 18, 2005, the aggregate principal amount of such funds borrowed by the Company to fund its operations was $3,231,722. Such Borrowed Funds had previously accrued interest at a variable rate equal to the interest rate Mr. Axelrod paid on his personal line of credit. As of September 1, 2005, the rate at which such Borrowed Funds accrued interest was reduced to 3%. The Borrowed Funds are payable upon demand.

        The Debt Cancellation will not result in a cancellation of a promissory note due November 1, 2006 in an amount of $1,000,000 issued by the Company to Mr. Axelrod, the funds from which the Company used to reduce its outstanding bank line of credit, or any additional Borrowed Funds made available by Mr. Axelrod after August 18, 2005.


        Description of the Series A Preferred Stock and the Stock Issuance; Interest of Mr. Axelrod
        -------------------------------------------------------------------
        In the event that both Proposal No. 1 and Proposal No. 2 are approved by the stockholders of the Company, Mr. Axelrod will receive 1,615,861 shares of Series A Preferred Stock with an aggregate liquidation preference of $3,231,722 or the amount of the Borrowed Funds proposed to be cancelled. Mr. Axelrod is the President and Chairman, and a stockholder, of the Company.

        The Series A Preferred Stock will be entitled to a semi-annual dividend, which dividend right will have preferential right over any dividend declared on the shares of common stock, with such semi-annual dividend based on an annual rate of 3% of the aggregate amount of the liquidation preference for such Series A Preferred Stock.

        The Series A Preferred Stock will not have any voting rights. In addition, the Series A Preferred Stock will not have a maturity date.

        Upon liquidation of the Company, the holders of Series A Preferred Stock will have preferential right to receive payment from the net proceeds of such liquidation up to the amount equal to the aggregate amount of the liquidation preference. After the amount of such liquidation preference is paid to the holders of Series A Preferred Stock, the Series A Preferred Stock will not be entitled to share in the remaining net proceeds from such liquidation with the Common Stock.

        At any time, the holder of the Series A Preferred Stock will have the right to convert such preferred stock into shares of common stock, at a conversion price equal to $2.00 per share, with such conversion price subject to anti-dilution protection, including adjustment of the conversion price for stock splits, stock issuance, and stock dividends and for non-exempt issuance of common stock at a per share consideration less than the conversion price of the Series A Preferred Stock that are not otherwise approved by the holder of a majority of the Series A Preferred Stock.


        Reasons for Approval by the Board of Directors
        ----------------------------------------------
        In determining to approve the Stock Issuance in consideration for the Debt Cancellation, the Board of Directors considered that (i) the transaction was approved unanimously by the Board of Directors, including each of the independent members of the Board of Directors, (ii) the liquidation preference is equal to the amount of the indebtedness that is being cancelled, (iii) unlike the indebtedness being cancelled, the liquidation preference on the Series A Preferred Stock is not payable upon demand, which, considering the negative cash flow generated by the operations of the Company, was beneficial to the Company, (iv) the conversion price of $2.00 per share is materially higher than the $1.50 closing trading price per share of the common stock of the Company on September 22, 2005, the trading day prior to the date of approval of the Stock Issuance in consideration for the Debt Cancellation by the Board, and (v) the approval of the transaction was conditioned upon receipt of vote "for" Proposal No. 2 by the holders of majority of the shares of common stock of the Company not otherwise beneficially owned by Mr. Axelrod. Furthermore, in the event that the Debt Cancellation is not effectuated in consideration for the Stock Issuance, the Company's stockholders' equity is expected once again to fall below the minimum threshold necessary for continued listing on The Nasdaq SmallCap Market within approximately five (5) months because the Company's operations generates net losses and negative cash flow. Any such delisting will result in significant reduction in liquidity of the shares of common stock of the Company held by the stockholders of the Company. The sole consideration for the Stock Issuance was the Debt Cancellation, and the Stock Issuance is not intended as compensation for Mr. Axelrod. Furthermore, Mr. Axelrod's Salary Waiver and Mrs. Axelrod's Salary Waiver were not conditioned upon the Stock Issuance or the approval of either of Proposal No. 1 or Proposal No. 2 by the stockholders.


        Votes Necessary for Approval
        ----------------------------
        A majority of the shares of common stock properly voting at the Meeting, and a majority of such outstanding shares of common stock not otherwise beneficially owned by Mr. Axelrod, voting "for" Proposal No. 2 will be required for approval and adoption of Proposal No. 2. Mr. Axelrod, who beneficially owns a majority of the outstanding shares of common stock, intends to vote "for" Proposal No. 2.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCK ISSUANCE IN CONSIDERATION FOR THE DEBT CANCELLATION.





                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information, as of December 1, 2005, pertaining to ownership of the Company's common stock by those persons known to the Company to be the beneficial and record owners of more than five percent of the common stock of the Company, by each director and nominee of the Company and by all officers and directors of the Company as a group:

        Name of Beneficial              Number of            Percent
        Holder (1) (2)                   Shares              of Class
        ------------------              ---------            --------

        Todd M. Axelrod (3)(5)          4,312,114               76.7%

        Rod Lynam                             210                 (4)

        Pamela Axelrod (3)(5)           4,312,114               76.7%

        Dr. Michael Rosenman                    0                 (4)

        Glen Olnick (6)                    30,707                 (4)

        Leo Berezan                        35,690                 (4)

        Gerald Newman                     493,000                8.8%
        17161 Coral Cove Way
        Boca Raton, FL 33496

        All officers and directors      4,378,721               77.8%
        as a group (5 persons)
_______________________________

(1)	The address of each director and nominee, except where otherwise indicated is: c/o Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822.

(2)	Except as otherwise noted below, the individuals referred to above have sole voting and investment power in regard to their common Stock.

(3)	Includes 2,059,022 shares of Common Stock owned of record and beneficially by Pamela Axelrod, Mr. Axelrod's wife, for which Mr. Axelrod has been appointed proxy (as discussed in Note (5) below). Pursuant to a tentative settlement agreement between Mr. Axelrod and Mrs. Axelrod, which agreement is subject to approval from a divorce court, Mrs. Axelrod will transfer ownership of such 2,059,022 shares of Common Stock to Mr. Axelrod. Excludes 204 shares of Common Stock owned of record and beneficially by Ruth Canvasser, Mr. Axelrod's mother, as to which Mr. and Mrs. Axelrod disclaim beneficial ownership.

(4)	Less than 1%.

(5)	Pamela Axelrod has appointed Todd Axelrod her proxy with full power of substitution, to vote all of her 2,059,022 shares and to give all consents on all matters that Mrs. Axelrod may be entitled to vote or consent to at any meeting of the stockholders of the Company or under any other circumstance where a vote or consent of stockholders is required. Pursuant to a tentative settlement agreement between Mr. Axelrod and Mrs. Axelrod, which agreement is subject to approval from a divorce court, Mrs. Axelrod will transfer ownership of such 2,059,022
        shares of Common Stock to Mr. Axelrod.   Includes 2,253,092 shares
        owned of record and beneficially by Todd Axelrod (see Note (3) above).

(6)	Includes 30,707 shares of common stock owned of record and beneficially by Mr. Olnick's wife.




                              EXPENSES AND SOLICITATION
        In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company's shares. All expenses in connection with such solicitation are to be paid by the Company.


                               ADJOURNMENT OF MEETING
        In the event that sufficient votes in favor of Proposal No.1 or Proposal No. 2 are not received by January 20, 2006, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The Company will pay the costs of any additional solicitation and of any adjourned meetings.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        Piercy Bowler Taylor & Kern, Certified Public Accountants and Business Advisors, a Professional Corporation ("Piercy") is the Company's independent auditor. The Company does not expect representatives of Piercy to be present at this special meeting of the stockholders of the Company.


                                  OTHER MATTERS
        The Board of Directors knows of no other matters to be brought before the special meeting. If any other matters are properly brought before the special meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.


                              STOCKHOLDER PROPOSALS
        Proposals of stockholders of the Company which are intended to be presented at the Company's next Annual Meeting, including nominations for directors, must be received by the Company no later than April 25, 2006 and must satisfy the requirements of Rule 14a-8 of Regulation 14A under the Securities and Exchange Act. All such stockholder proposals and nominations should be submitted to the Company's president as follows: Mr. Todd Axelrod, Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822, Attention: Stockholder Communication. With respect to the Annual Meeting of Stockholders for 2005, under Rule 14a-4 of Regulation 14A, the Company may exercise discretionary voting authority under proxies it solicits for that meeting to vote on any matter not specified in the proxy unless the Company is notified about the matter no later than July 10, 2006 and the stockholder satisfies the other requirements of Rule 14a-4(c).


                           INCORPORATION BY REFERENCE
         In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. This proxy statement incorporates by reference the Company's Annual Report on Form 10-KSB for the year ended September 30, 2004, as amended by Amendment to Annual Report on Form 10-KSB/A, and the Company's Quarterly Reports on Form 10-QSB for the fiscal periods ended December 31, 2004, March 31, 2005, and June 30, 2005, each of which contains important information about the Company and the Company's financial condition that is not set forth in this proxy statement.
A copy of the Company's Annual Report on Form 10-KSB, the Company's Amendment to Annual Report on Form 10-KSB/A, and the Company's Quarterly Reports on
Form 10-QSB have been filed with the SEC and may be accessed from the SEC's homepage (www.sec.gov).




                                     By Order of the Board of Directors

                                               TODD M. AXELROD
                                               Chairman of the Board

Dated: December 20, 2005
Las Vegas, Nevada





                                   APPENDIX A

                CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION



                CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                -----------------------------------------------------
                        FOR NEVADA PROFIT CORPORATIONS
                        ------------------------------

            (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation:

THE GALLERY OF HISTORY, INC.


2. The articles have been amended as follows (provide article numbers, if available);


Paragraph A of Article V of the Articles of Incorporation of The Gallery of History, Inc. is amended by deleting in its entirety and replacing it with the following:

    A. This Corporation is authorized to issue (i) 20,000,000 shares of Common Stock, par value $0.0005 per share (the "Common Stock"), and
      (ii) 4,000,000 shares of Preferred Stock, par value $0.0005 per share, which may be issued in one or more series at the discretion of the Board of Directors (the "Preferred Stock"). The Board of Directors
      is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally
      fixing the number of shares of such series.   All shares of any one
      series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Revised Statues.


3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ______ (____%).


4. Effective date of filing (optional): ________________ (must not be later than 90 days after the certificate is filed)


5. Officer Signature (required):  ___________________







                                   APPENDIX B


                           CERTIFICATE OF DESIGNATION



                           Certificate of Designation
                         For Nevada Profit Corporations




                            (Pursuant to NRS 78.1955)




1. Name of Corporation:


GALLERY OF HISTORY, INC.



2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:



1,615,861 Series A Convertible Preferred Stock, par value $0.0005 per share (Please see attached supplement).



3. Effective date of filing (optional):  [_______________]



4.  Officer Signature:



_________________________________



Filing Fee:  $175.00




              CERTIFICATE OF DESIGNATIONS, PREFERENCES, AND RIGHTS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                            GALLERY OF HISTORY, INC.




GALLERY OF HISTORY, INC. (the "Corporation"), a corporation organized and existing under the Nevada Revised Statutes, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, of the Corporation, and pursuant to the Nevada Revised Statutes, the Board of Directors of the Corporation, at a meeting duly held, adopted resolutions (i) authorizing a series of the Corporation's authorized preferred stock, $0.0005 par value per share, and
(ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof of 1,615,861 shares of Series A Convertible Preferred Stock, $0.0005 par value of the Corporation, as follows:


Section 1. Designation and Amount. The Series A Convertible Preferred Stock, $0.0005 par value per share (the "Series A Preferred Stock"), shall consist of 1,615,861 shares and will have the designations, preferences, voting powers and privileges set forth below. Subject to Section 7 hereof, the number of shares of Series A Preferred Stock may be increased or decreased by a resolution duly adopted by the Board of Directors of the Corporation and by the filing of an amendment to this Certificate of Designation pursuant to the provisions of the Nevada Revised Statutes stating that such increase or decrease has been so authorized.


Section 2.	Dividends.

	(A) Preferred Stock Dividend Preference. The holders of Series A Preferred Stock, in preference to the holders of Common Stock, $0.0005 par value per share (the "Common Stock"), shall be entitled to receive, but only out of any funds legally available for the declaration of dividends, referential dividends payable as provided in paragraph (B) below of this
Section 2. Dividends on shares of Series A Preferred Stock shall accrue from the date of issuance of such shares of Series A Preferred Stock, and shall accrue from day to day thereafter. No dividends or distributions (other than dividends or distributions on Common Stock payable in Common Stock) shall be paid upon, or declared or set apart for, the Common Stock, nor shall any Common Stock be purchased, redeemed, retired, or otherwise acquired by the Corporation, unless and until all dividends then owed on the then outstanding shares of Series A Preferred Stock have been paid in full.

	(B) Payment of Series A Preferred Stock Dividends. Dividends on each outstanding share of Series A Preferred Stock shall be payable semi-annually, in arrears and in cash, beginning on the date that is six months from the date of issuance of such share of Series A Preferred Stock and every subsequent six-month period thereafter, at an annual rate of 3% of the Liquidation
Amount (as defined) of such share; provided, however, that if the funds legally available to pay such accrued dividend when due is insufficient, the Company shall distribute on the applicable dividend payment date the amount of such funds that are legally available for distribution to the holders of the Series A Preferred Stock on a pro-rata basis, and, provided, further, that, if any such dividend is not fully paid when due, the amount of such dividend that remains unpaid when due shall accumulate and be added to the Liquidation Amount of the corresponding shares of Series A Preferred Stock.

	(C)  Common Stock. Subject to paragraphs (A) and (B) above of this
Section 2, (i) dividends may be declared and paid on Common Stock, and
(ii) Common Stock may be purchased, retired, or otherwise acquired, in either case when and as determined by the Board of Directors, out of any funds legally available for such purposes.


Section 3.	Preference on Liquidation.

	(A) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the holders of shares of the Series A Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made in respect of the Common Stock, an amount initially equal to $2.00 per share of Series A Preferred Stock plus all unpaid dividends accumulated and added to the Liquidation Preference pursuant to Section 2(A) hereof (the "Liquidation Preference"), plus all accrued and unpaid dividends as set forth above in Section 2(A) hereof, with respect to such series to the date fixed for distribution. If, upon a Liquidation, the Corporation pays less than the total Liquidation Amount to holders of shares of Series A Preferred Stock, such payments shall be distributed pro rata on a share-by-share basis among all shares of Series A Preferred Stock at the time outstanding. Upon Liquidation, the Corporation shall not make any dividends or distributions to holders of Common Stock until it has paid the total Liquidation Amount plus all accrued but unpaid dividends to each holder of shares of Series A Preferred Stock.

	(B) After setting apart or paying in full the preferential amounts due the holders of Series A Preferred Stock, such holders will not be entitled to any further participation in any distribution of assets of the Corporation.


Section 4.	Voting.  Except as provided in this Certificate of Designation or otherwise required by law, no holder of shares of Series A Preferred Stock shall be entitled to vote on any matter presented to shareholders for a vote. If a vote of the holders of Series A Preferred Stock is required by law, each holder of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock could be converted on the record date for the vote or consent of shareholders and shall have voting rights and powers equal to the voting rights and powers of the Common Stock. The holder of each share of Series A Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation. Fractional votes by the holders of Series A Preferred Stock shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded up to the nearest whole number.

Section 5.	Conversion.  The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

	(A) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into Common Stock as more fully described below. The number of fully paid and nonassessable shares of Common Stock into which each share of Series A Preferred Stock may be converted shall be determined by dividing the Liquidation Amount for such shares of Series A Preferred Stock by the Conversion Price (as hereinafter defined) in effect at the time of conversion. The "Conversion Price" shall initially be $2.00, subject to adjustment as provided in Section 5(D) below.

	(B) No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock, and any shares of Series A Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall, at the sole option of the Corporation,
(i) be redeemed for the then fair market value thereof as determined by the Corporation's Board of Directors, payable as promptly as possible whenever funds are legally available therefor or (ii) be rounded up to the nearest whole number. If more than one share of Series A Preferred Stock is surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock to be issued upon conversion shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

	(C) Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice of election, substantially in the form attached hereto as Exhibit A, to the Corporation at such office that it elects to convert the same and shall state therein the name or names in which it wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed by the registered holder or his or its attorney duly authorized in writing. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which it shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the number of shares of Series A Preferred Stock represented by the certificate for Series A Preferred submitted is greater than the number of shares of Series A Preferred Stock being converted, then the Corporation shall, as soon as practicable and in no event later than the date of delivery of the shares of Common Stock issuable upon such conversion and at the Corporation's expense, issue and deliver to such holder a new certificate for Series A Preferred Stock representing the number of shares of Series A Preferred Stock not converted.

	(D) Adjustment of Number of Shares and Conversion Price. The Conversion Price and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be subject to adjustment from time to time as provided in this Section 5(D):

             (i) Issuance of Additional Shares of Common Stock. If the Corporation issues or sells any shares ("Additional Shares") of Common Stock for a consideration per share less than the Conversion Price, the Conversion Price shall be adjusted to the price calculated by multiplying the Conversion Price in effect immediately before the issuance of the Additional Shares by a fraction:

                  A. the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares so issued would purchase at the Conversion Price, and

                  B. the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares plus the number of such Additional Shares so issued.

For purposes of this Section 5(D)(i), the date as of which the Conversion Price shall be computed shall be the earlier of the date upon which the Corporation shall (i) enter into a firm contract for the issuance of such shares or (ii) issue such shares.

             <ii)   Adjustment of Number of Shares.  Upon any adjustment of the
Conversion Price as provided in this Section 5(D), the holder of shares of Series A Preferred Stock shall thereafter be entitled to purchase, at the Conversion Price resulting from the adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Conversion Price in effect immediately before the adjustment by the number of shares of Common Stock purchasable hereunder immediately before the adjustment and dividing the product thereof by the Conversion
Price resulting from the adjustment.

        (E) Provisions Applicable to Section 5(D). For purposes of Section 5(D), the following Sections 5(E)(i) through (xii), inclusive, shall be applicable:

             (i) Issuance of Options or Other Rights. If the Corporation in any manner grants (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (x) Common Stock or (y) evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, additional shares of Common Stock, either immediately or upon a specified date or the happening of a specified event ("Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and if the price per share for which shares of Common Stock are issuable upon the conversion of such rights or options or upon conversion or exchange of such Convertible Securities is less than the Conversion Price per share of Common Stock existing immediately before the granting of such rights or options, then the maximum number of shares of Common Stock issuable upon the conversion of such rights or options or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the conversion of such rights or options shall (as of the date for the determination of the Conversion Price per share of Common Stock as hereinafter provided) be deemed to be outstanding and to have been issued for such price per share. The price per share for which shares of Common Stock are issuable upon the conversion of such right or options or upon conversion or exchange of such Convertible Securities shall be determined by dividing (1) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the conversion of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by
(2) the total maximum number of shares of Common Stock issuable upon the conversion of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the conversion of such rights or options. No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities except as otherwise provided in Section 5(E)(iii) below. For purposes of this Section 5(E)(i), the date as of which the Conversion Price per share of Common Stock shall be computed shall be the earlier of the date upon which the Corporation shall (i) enter into a firm contract for the issuance of such rights or other options or (ii) issue such rights or other options.

             (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon such conversion or exchange shall be less than the Conversion Price per share of Common Stock existing immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date for the determination of the Conversion Price per share of Common Stock as hereinafter provided) be deemed to be outstanding and to have been issued for such price per share; provided however, except as otherwise specified in Section 5(E)(iii) below, (1) no further adjustments of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (2) if any such issuance or sale of such Convertible Securities is made upon conversion of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made under other provisions of Sections 5(D) and 5(E), no further adjustment of the Conversion Price shall be made by reason of such issuance or sale. The price per share for which shares of Common Stock are issuable upon such conversion or exchange shall be determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. For purposes of this Section 5(E)(ii), the date as of which the Conversion Price per share of Common Stock shall be computed shall be the earlier of the date upon which
(i) the Corporation shall enter into a firm contract for the issuance of such Convertible Securities or (ii) such Convertible Securities are actually issued.

             (iii) Readjustment of Conversion Price. If (i) the purchase price provided for in any rights or options referred to in Section 5(E)(i) above, (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in Section 5(E)(i) or 5(E)(ii) above, or (iii) the rate at which any Convertible Securities referred to in Section 5(E)(i) or 5(E)(ii) above are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price that would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect shall be increased to the Conversion Price that would have been in effect at the time of such expiration or termination had such right, option or Convertible Security never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such rights or options referred to in Section 5(E)(i) above or the rate at which any Convertible Securities referred to in Section 5(E)(i) or 5(E)(ii) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the conversion in any such rights or options or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained had such right, option or Convertible Securities never been issued as to such Common Stock and had adjustments never been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced. In the event any such adjustment would reduce the Conversion Price to an amount less than the then par value of the Common Stock, the Corporation shall cause its Articles of Incorporation to be amended to reduce the par value of the Common Stock to an amount equal to or less than the adjusted Conversion Price.

             (iv) Minimum Adjustment. If any adjustment of the Conversion Price pursuant to Section 5(D) results in an adjustment of less than $.01 per share of Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that, together with any adjustments so carried forward, shall amount to $.01 or more per share of Common Stock; provided, however, upon any adjustment of the Conversion Price resulting from
(i) the declaration of a dividend upon, or the mailing of any distribution in respect of, any stock of the Corporation payable in Common Stock or Convertible Securities or (ii) the reclassification, by subdivision, combination or otherwise, of the Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be proportionately adjusted; provided, further, upon the conversion of the Series A Preferred Stock, the Corporation shall make all necessary adjustments not theretofore made to the Conversion Price up to and including the date upon which the Series A Preferred Stock is converted.

             (v) Consideration for Dividends in Securities. If the Corporation declares a dividend or makes any other distribution upon any stock of the Corporation payable in either case in Common Stock or Convertible Securities, such Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

             (vi) Consideration for Rights or Options. If any rights or options to purchase any shares of Common Stock or Convertible Securities are issued in connection with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to the rights or options, the rights or options shall be deemed to have been issued without consideration.

             (vii) Determination of Consideration upon Payment of Cash, Property or Merger. If any shares of Common Stock or Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities are issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Corporation therefor, after deduction of any accrued interest, dividends or any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. If any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities are issued for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value on the date of issue of the securities so issued by the Corporation, as determined in good faith by the Board of Directors of the Corporation, less any expenses incurred by the Corporation in connection therewith. If any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities are issued in connection with any merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value thereof on the date of issue, as determined in good faith by the Board of Directors of the Corporation, for such portion of the assets and business of the non-surviving corporation as the Board of Directors shall attribute to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Corporation for stock or other securities of any corporation, the Corporation shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Conversion Price, the determination of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock immediately prior to such merger, consolidation or sale, for the purposes of Section 5(E)(xi) below, shall be made after giving effect to such adjustment of the Conversion Price.

             (viii) Record Date. If the Corporation takes a record of the holders of the Common Stock for the purpose of entitling them (i) to receive dividend or other distribution payable in Common Stock or in Convertible a Securities or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then the record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of the dividend or the making of such other distribution or the date of the granting of the right of subscription or purchase, as the case may be.

             (ix) Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall exclude (x) shares of Common Stock in the treasury of the Corporation or any subsidiary of the Corporation,
(y) shares of Common Stock previously issued upon the conversion of the Series A Preferred Stock and (z) shares of Common Stock issuable upon the conversion of the Series A Preferred Stock.

             (x) Splits and Combinations. If the Corporation at any time subdivides its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately before the subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Conversion Price in effect immediately before the combination shall be proportionately increased.

             (xi) Reorganization, Reclassification or Recapitalization of Corporation. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the Corporation (other than in the cases referred to in Section 5(E)(x)) or in case of the consolidation or merger of the Corporation with or into another corporation or other business entity or in case of the sale or transfer of the property of the Corporation as an entirety or substantially as an entirety, there shall thereafter be deliverable upon the conversion of the Series A Preferred Stock or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock that would otherwise have been deliverable upon the conversion of the Series A Preferred Stock or any portion thereof at the time would have been entitled upon such capital reorganization, reclassification or recapitalization of capital stock, consolidation, merger or sale, and at the same aggregate Conversion Price. Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Corporation shall make appropriate written adjustments in the application of the provisions herein set forth reasonably satisfactory to the holders of the Series A Preferred Stock entitled to not less than a majority of the shares of Common Stock issuable upon the conversion thereof with respect to the rights and interests of the holders of the Series A Preferred Stock so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon conversion of the Series A Preferred Stock. Any such adjustment shall be made by and set forth in a supplemental agreement between the Corporation and the successor entity and be approved by the holders of the Series A Preferred Stock entitled to not less than a majority of the shares of Common Stock issuable upon the conversion thereof.

             (xii) Exempt Issuances. Notwithstanding the prior provisions of this Section 5(E), no adjustment of the Conversion Price or the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be made by reason of:

                  A. Common Stock issued upon conversion of the Series A Preferred Stock;

                  B. securities from time to time issuable or issued to employees, directors or consultants of the Corporation pursuant existing stock option grants or pursuant to stock option plans or grants approved by a majority of the shareholders of the Corporation;

                  C. securities issued in connection with an acquisition of all or part of another business is approved by the Board of Directors of the Corporation;

                  D. securities issued to the holders of the Series A Preferred Stock as dividends;

                  E. other than with respect to issuance of any security in one or more transactions described in Section 5(E)(x) or Section 5(E)(xi), issuance of securities as approved and authorized by the holders of a majority of then outstanding shares of Series A Preferred Stock; and

                  F. securities outstanding or securities issued upon exercise or conversion of securities outstanding as of the filing of this Certificate of Designation with the Secretary of State of the State of Nevada.

	(F) The Corporation will not, by amendment of its Articles of Incorporation or Certificate of Designation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

	(G) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and shareholder action), in accordance with the laws of the State of Nevada, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series A Preferred Stock at the time outstanding. The Corporation will take such corporate action as may be necessary to increase its authorized Common Stock, including, without limitation, using its reasonable best efforts to obtain the requisite shareholder approval to amend its Articles of Incorporation.


Section 6. Status of Converted Stock. If any shares of Series A Preferred Stock shall be converted pursuant to Section 5, the shares so converted shall be cancelled and shall not be issuable by the Corporation.


Section 7. Protection Provisions. The Corporation shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, issue additional shares of capital stock with rights, preferences or privileges that are senior to or on a parity with the Series A Preferred Stock.


Section 8. Amendment. Neither this Certificate of Designation nor the Articles of Incorporation of the Corporation shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the written consent or affirmative vote of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class.


IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and Rights to be signed by Todd Axelrod, its Chairman of the Board, as of the ___ day of ____, 2006.



GALLERY OF HISTORY, INC.



By:



Todd Axelrod
Chairman of the Board







                                   EXHIBIT A



                               CONVERSION NOTICE



Reference is made to the Certificate of Designations, Preferences and Rights (the "Certificate of Designations") of Gallery of History, Inc. (the "Corporation"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, $0.0005 par value per share (the "Series A Preferred Stock"), of the Corporation indicated below into shares of Common Stock, par value $0.0005 per share (the "Common Stock"), of the Corporation, by tendering the stock certificate(s) representing the share(s) of Series A Preferred Stock specified below as of the date specified below.


Date of Conversion:


Number of shares of Series A Preferred Stock to be converted:


Stock certificate no(s). of Series A Preferred Stock to be converted:


Please confirm the following information:


Conversion Price:


Number of shares of Common Stock to be issued:


Please issue the Common Stock into which the shares of Series A Preferred Stock are being converted and, if applicable, any check drawn on an account of the Corporation in the following name and to the following address:


Issue to:



Facsimile Number:


Authorization:




By: _______________________________


Title:  _____________________________


______________________________________________________________________________


                                   PROXY CARD

                            GALLERY OF HISTORY, INC.
                                     PROXY
                   SPECIAL MEETING OF STOCKHOLDERS, January 20, 2006

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints each of Todd M. Axelrod and Rod Lynam, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Gallery of History, Inc. that the undersigned would be entitled to vote, if personally present, at the Special Meeting of Stockholders to be held on January 20, 2006 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1. TO APPROVE AND ADOPT AMENDMENT TO THE ARTICLES OF INCORPORATION
             [  ]  FOR         [  ]  AGAINST        [  ]  ABSTAIN

2. TO APPROVE STOCK ISSUANCE IN CONSIDERATION FOR DEBT CANCELLATION
             [  ]  FOR         [  ]  AGAINST        [  ]  ABSTAIN


_____________________________________________________________________________


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1 AND NO. 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.


       Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                                 Dated: _____________________________, 2006

                                 __________________________________________
                                 Signature

                                 __________________________________________
                                 Signature if held jointly

       (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
        THE ENCLOSED ENVELOPE.)